Exhibit 99.1

Verano Announces Termination of Arrangement Agreement to Acquire Goodness Growth Holdings Inc.

CHICAGO, October 14, 2022 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced it has terminated the arrangement agreement (the “Arrangement Agreement”), dated January 31, 2022, by Verano and Goodness Growth Holdings Inc. (“GGH”), pursuant to which the Company would have acquired GGH.

A copy of the Arrangement Agreement was included as Exhibit 10.13 to the Company’s registration statement on Form 10 initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2022, and amended on June 17, 2022, August 19, 2022, and September 8, 2022. All descriptions of the Arrangement Agreement herein do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Arrangement Agreement as filed with the SEC.

“We believe the decision to terminate this arrangement agreement was in the best interest of Verano and our shareholders,” said George Archos, Verano Founder and Chief Executive Officer. “As we work through the termination process, we expect to provide additional commentary.”

On October 13, 2022, Verano provided written notice to GGH that it was exercising its termination rights in accordance with the terms of the Arrangement Agreement based upon GGH’s breaches of covenants and representations in the Arrangement Agreement and the occurrence of other termination events. As a result of the termination, the Company further asserted that GGH owes the Company a termination fee in the amount of $14,875,000 plus the reimbursement of transaction expenses up to $3,000,000.

The Company expects to provide additional information during its next earnings conference call.

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

Director, Communications

Steve.Mazeika@verano.com

312-348-4430

Verano

Grace Bondy

Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Director, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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